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                                    EXHIBIT C

                             JOINT FILING STATEMENT

            Each of the undersigned agree that (i) the Statement on Schedule 13D relating to the common stock, par value $.01 per share, of International Home Foods has been adopted and filed on behalf of each of them, (ii) all future amendments to such Statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them and (iii) the provisions of Rule 13d-1(f)(1) under the Securities Exchange Act of 1934 apply to each of them. This Agreement may be terminated with respect to the obligations to jointly file future amendments to such Statement on
Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

Dated: September 8, 1998             THOMAS O. HICKS


                                     By: /s/ DAVID W. KNICKEL
                                        ---------------------------------------
                                        David W. Knickel, Attorney-in-Fact


Dated: September 8, 1998             HICKS, MUSE, TATE & FURST EQUITY
                                     FUND, III, L.P.

                                     By:     HM3/GP Partners, L.P.,
                                             Its General Partner

                                     By:     Hicks, Muse GP Partners III, L.P.,
                                             Its General Partner

                                     By:     Hicks, Muse Fund III Incorporated,
                                             Its General Partner


                                     By:  /s/ DAVID W. KNICKEL
                                         --------------------------------------
                                     Name:    David W. Knickel
                                           ------------------------------------
                                     Title:   Treasurer and Assistant Secretary
                                            -----------------------------------



Dated: September 8, 1998             HM3/GP PARTNERS, L.P.

                                     By:     Hicks, Muse GP Partners III, L.P.,
                                             its General Partner

                                     By:     Hicks, Muse Fund III Incorporated,
                                             its General Partner


                                     By:  /s/ DAVID W. KNICKEL
                                         --------------------------------------
                                     Name:    David W. Knickel
                                           ------------------------------------
                                     Title:   Treasurer and Assistant Secretary
                                            -----------------------------------


Dated: September 8, 1998             HICKS, MUSE GP PARTNERS III, L.P.

                                     By:     Hicks, Muse Fund III Incorporated,
                                             its General Partner



                                     By:  /s/ DAVID W. KNICKEL
                                         --------------------------------------
                                     Name:    David W. Knickel
                                           ------------------------------------
                                     Title:   Treasurer and Assistant Secretary
                                            -----------------------------------



Dated: September 8, 1998             HICKS, MUSE FUND III INCORPORATED



                                     By:  /s/ DAVID W. KNICKEL
                                         --------------------------------------
                                     Name:    David W. Knickel
                                           ------------------------------------
                                     Title:   Treasurer and Assistant Secretary
                                            -----------------------------------